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                                                                    EXHIBIT 10.2


               Regulierungsbehorde fur Telekommunikation und Post




                [Coat of Arms of the Federal Republic of Germany]






                               License Certificate






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                        LICENSE OF THE LICENSE CATEGORY 4


                          FOR VOICE TELEPHONE SERVICES


       ON THE BASIS OF AUTOMATICALLY OPERATED TELECOMMUNICATIONS NETWORKS




On the basis of the application of January 08, 1998, the Regulierungsbehorde fur Telekommunikation und Post(1) (Reg TP, Licensor), pursuant to sec. 6 para. 1 no. 2, para. 2 no. 2 in conjunction with sec. 8 paragraphs 1 through 3 of the 'Telekommunikationsgesetz' (TKG) [German Telecommunications Act] of July 25, 1996 ('Bundesgesetzblatt' [Federal Law Gazette] I, p. 1120), hereby grants


                         ARCIS MEDIA COM MANAGEMENT GmbH


                        TRIMBURGSTRABE 2, 81249 MUNCHEN


                                   (LICENSEE)

(hereinafter only referred to as Licensee) a license of the license category 4 for the offer of voice telephone services on the basis of automatically operated telecommunications networks.

The application of January 08, 1998 is part of this License.

This License is registered under no. 98 04 0578.


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(1) FCC equivalent

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1        SUBJECT MATTER OF THE LICENSE


1.1      SUBSTANTIVE SCOPE OF APPLICATION

         By this License, the Licensee is granted the right to offer voice telephone services on the basis of automatically operated telecommunications networks in the license territory within the framework of the license category 4 in compliance with the Telekommunika-tionsgesetz and the legal ordinances based thereon.

         This License does not include the right to operate transmission networks.


1.2      TERRITORIAL SCOPE OF APPLICATION

         The license territory is the area of the City of Munich.


2        COLLATERAL PROVISIONS

2.1      CHANGE IN THE COMMERCIAL REGISTER

         The Licensor must immediately be notified of any change in the Commercial Register with a certified excerpt from the Commercial Register to be attached to the notification. This information is necessary in order to be able to assess whether the basis for the license pursuant to sec. 8 para. 3 sentence 2 no. 2 TKG continues to exist and to ensure the fulfillment of the obligations in case of a change of the Licensee and/or a change in ownership pursuant to sec. 9 TKG.

2.2      SAFETY OFFICER AND DOCUMENTS PURSUANT TO SEC. 87 PARA. 2 TKG


         The Licensee is hereby directed to designate the safety officer until the start of operations, to submit the documents referred to in sec. 87 para. 2 TKG and to make the declaration pursuant to sec. 87 para. 2 sentence 2 TKG.


3        INFORMATION


3.1      TECHNICAL IMPLEMENTATION OF CONTROL MEASURES PURSUANT TO SEC. 88 TKG


         Since no time schedule for the submission of the concept for the implementation of the control measures prescribed by law and for the implementation of the control technology was attached to the license application, it is hereby pointed out that the technical configuration of the systems for the implementation of telecommunications control measures required by law pursuant to sec. 88 para. 2 sentence 1 requires the permit of the Regulierungsbehorde. The putting into operation of the telecommunications



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         system before furnishing the proof, that is to be provided within the framework of the acceptance, that the prerequisites of licensing are fulfilled is illegal pursuant to sec. 88 para. 2 sentence 4 in conjunction with sec. 96 para. 1 no. 13 and no. 14 and may, in conjunction with sec. 15 TKG, lead to the revocation of the license

3.2      LIABILITY TO PAY A FEE

         The grant of the license is subject to a fee pursuant to sec. 16 para. 1 sentence 1 TKG. The fee will be assessed by separate notice on the basis of the 'Telekommunikations-Lizenzgebuhrenverordnung' (TKLGebV) [Telecommunications License Fee Ordinance] of July 28, 1997 (BGBl. I, p. 1936).

3.3      ADDITIONAL COLLATERAL PROVISIONS

         Pursuant to sec. 8 para. 2 sentence 2 TKG, additional collateral provisions may be issued for this License also after this License has been granted.

3.4      OTHER

         It is hereby pointed out that also the further provisions of the TKG must be complied with.


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                        INSTRUCTIONS AS TO LEGAL REMEDIES


Within one (1) month from notification, a complaint may be filed against this administrative act with the Verwaltungsgericht Munchen [Administrative Court Munich], Bayerstrass 30, 80335 Munchen, in writing or on the record of the clerk of the court. The plaintiff, the defendant and the matter in dispute must be indicated in the complaint. The complaint is to contain a specific petition. The facts and the evidence serving to substantiate the complaint are to be indicated. A sufficient number of copies is to be attached to the complaint and the exhibits so that all parties involved can be given a copy.





Regulierungsbehorde fur
Telekommunikation und Post                                Mainz, March 31, 1998


i.A. (Signature) Zufall            [Seal of
                             Regulierungsbehorde fur
                           Telekommunikation und Post]






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                                NOTICE OF CHANGE


                      REGARDING THE LICENSE NO. 98 04 0578





                          FOR VOICE TELEPHONE SERVICES


       ON THE BASIS OF AUTOMATICALLY OPERATED TELECOMMUNICATIONS NETWORKS


                              (LICENSE CATEGORY 4)





The license of the license category 4 granted to


                         ARCIS MEDIACOM MANAGEMENT GmbH


                      TRIMBURGSTRABE 2, 81249 MUNCHEN


                                   (LICENSEE)


on March 31, 1998 on the basis of sec. 6 para. 1 no. 2, para. 2 no. 2 in conjunction with sec. 8 paragraphs 1 through 3 of the 'Telekommunikationsgesetz'
(TKG) [German Telecommunications Act) of July 25, 1996 ('Bundesgesetzblatt' [Federal Law Gazette] I, p. 1120) is hereby changed as follows by the Regulierungsbehorde fur Telekommunikation and Post(1) as per request of June 22, 1998.

The license territory described in para. 1.2 of the license no. 98 04 0578 is hereby extended to the Federal Republic of Germany.

The provisions of the license notice concerning the license no. 98 04 0578 of March 31, 1998 continue to be valid if and to the extent that no changes or further measures are required in this Notice of Change.


This Notice of Change with respect to the above-mentioned license is subject to fee pursuant to sec. 16 para. 1 sentence 1 TKG. The fee will be assessed by separate notice on the basis of the 'Telekommunikations-
Lizenzgebuhrenverordnung' (TKLGebV) [Telecommunications License Fee Ordinance] of July 28, 1997 issued on the basis of sec. 16 para. 1 sentence 2 TKG
(BGBl. I, p. 1936).

This Notice of Change is registered under no. 98 04 0578A.


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(1) FCC equivalent


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                        INSTRUCTIONS AS TO LEGAL REMEDIES


Within one (1) month from notification, a complaint may be filed against this notice with the Verwaltungsgericht Koln [Administrative Court Cologne], Appellhofplatz, 50667 Koln, in writing or on the record of the clerk of the court. The plaintiff, the defendant and the subject of the complaint must be indicated in the complaint. The complaint is to contain a specific petition. The facts and the evidence serving to substantiate the complaint are to be indicated. A sufficient number of copies is to be attached to the complaint and the exhibits so that all parties involved can be given a copy. The complaint has no suspensive effect.





Regulierungsbehorde fur
Telekommunikation und Post                                  Mainz, July 22, 1998


i.A. (Signature) Zufall           [Seal of
                             Regulierungsbehorde fur
                           Telekommunikation und Post]